UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2022

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-39338	38-3849791
(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)

1350 East Arapaho Road, Suite 230, Richardson, Texas 75081
(Address of principal executive offices)

(760) 295-2408
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	NUZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item. 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 9, 2022, the stockholders of NuZee, Inc. (the “Company”) approved a proposal granting the board of directors of the Company (the “Board”) discretionary authority to file an amendment (the “Certificate of Amendment”) to the Company’s Articles of Incorporation, as amended (the “Articles”), which amends Section 1 of the Articles to effect a reverse stock split of the Company’s common stock, par value $0.00001 (the “Common Stock”), at any ratio from 1-for-10 to 1-for-50 at the Board’s discretion. On December 21, 2022, the Board approved a 1-for-35 reverse stock split of the Common Stock (the “Reverse Stock Split”). The Certificate of Amendment was filed by the Company on December 28, 2022 and became effective upon acceptance of the Company’s filing of the Certificate of Amendment with the Secretary of State of Nevada. Accordingly, each holder of Common Stock received one share of Common Stock for every 35 shares such stockholder held immediately prior to the effectiveness of the Reverse Stock Split.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01	Other Events.

On December 27, 2022, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment to Articles of Incorporation filed on December 28, 2022.
99.1	Press Release dated December 27, 2022
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NUZEE, INC.

Dated: December 28, 2022	By:	/s/ Masateru Higashida
	Name:	Masateru Higashida
	Title:	Chief Executive Officer and President, Secretary, Treasurer, and Director